SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

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______________________________________________________________________

                        THE INTERLAKE CORPORATION
                           550 Warrenville Road
                        Lisle, Illinois 60532-4387
                              (630) 852-8800

                             Stephen R. Smith
              Vice President, Secretary and General Counsel
______________________________________________________________________

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